General and administrative expenses	6 Months Ended
Jun. 30, 2022
Analysis of income and expense [abstract]
General and administrative expenses	General and administrative expensesGeneral and administrative expenses increased by $8.4 million to $35.3 million from $26.9 million for the six months ended June 30, 2022 and 2021, respectively. This increase was primarily driven by an increase in compensation expenses.